UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 25th, 2013

Commission file number 333-183797

GILAX, CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation or Organization)

68-0682040 (IRS Employer Identification Number)	5088 (Primary Standard Industrial Classification Code Number)

6955 N Durango Drive Suite 1115-240

Las Vegas, NV 89149

(702) 843-0442

(Address & telephone number of principal executive offices)

42A Krygina Street, Suite 133

Vladivostok, Russia 690065

Tel. 011-74232001890

(Previous address & telephone number)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.01 – CHANGE IN CONTROL OF REGISTERANT.

On October 25th, 2013 Seidenschnur Verwaltungs AG purchased 2,500,000 shares of restricted stock of Gilax Corp., representing 77% of the shares in the Company from Aleksandr Gilev, its Director, for $150,000.00 in cash.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 25th, Aleksandr Gilev resigned his official position as Director of the Corporation. On the same day, the shareholders of the Corporation voted Garth Jenson, Ricardo Leon Vera and Maria Tzetzangari Ibarra Junquera as the new Directors of the Corporation, leading its new business direction of acquiring past or current gold mineral properties that have the potential to yield high returns.

Garth Jensen brings a wealth of over thirty years’ executive experience including as CFO of six publicly traded companies listed on NASDAQ, Toronto, and Frankfurt. Garth was V.P. & Treasurer at Imperial Life and Treasurer at Ralston Purina, Canada. As a former banker, Garth served as the V.P. of International Capital Markets at First National Bank of Chicago and Senior Manager, Capital Markets, Bank of Nova Scotia. He is also a professor and has taught Corporate Finance at the University of Guelph, Laurentian University and Ryerson University. Garth has his LL.M. with Merit in Finance and Banking Law, a Postgraduate Diploma with Merit in Commercial and Corporate Law, a Postgraduate Certificate with Merit in International Business Law, and a M.Sc. in Financial Economics from the University of London.

Ricardo Leon Vera is a certified Surveying Engineer who brings 25 years of qualified experience and is in charge of Mine Planning and Development for the Company. He is currently the Chief Mine Manager and Resource Management at Minerales J. Guva, SA, in Tlalnepantla, de Baz, EdoMex, Mexico. Ricardo has held management positions in mining operations, Quarry and exploitation of minerals for several known Mexican conglomerates. He was also an esteemed Professor of Surveying at the Architecture School of the Autonomous University in Coahuila, Mexico.

Maria Tzetzangari Ibarra Junquera is the General Manager of Invest Manzanillo, a Consulting Firm specializing in Mineral Export. Maria is to be in charge of Human Resources and Public Relations in Mexico for the company. Maria has a degree in Communication and Journalism from UNAM University in Mexico City.

ITEM 9.01 – EXHIBITS

(d) Exhibits.

Exhibit #            Description

10.1	Shareholder’s Resolution Appointing New Directors

10.2	Resignation of Aleksandr Gilev

10.3	Share Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 25th, 2013

Gilax Corp

By:	/s/ Garth Jensen
Garth Jensen, Director

By:	/s/ Ricardo Leon Vera
Ricardo Leon Vera, Director

By:	/s/ Maria Tzetzangari Ibarra Junquera
Maria Tzetzangari Ibarra Junquera, Director